                                                         Item 24.b. Exhibit (16)


                              SECURITY EQUITY FUND
                                  EQUITY SERIES

A SHARES

     Total Return from March 31, 1987, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/ 6.63 =
150.8296 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 150.8296 shares x 7.25 = $1,093.51.


     Ending value of shares received from reinvestment of all dividends at NAV =
331.1398 shares x 7.25 = $2,400.76.

Total ending redeemable value:                    1,093.51
                                                + 2,400.76
                                                  --------
                                                  3,494.27

Total Return:                          3,494.27 - 1,000 = 2,494.27
                                       2,494.27/1,000 = 249.43%

                                  ----------------------------------------------

Calendar 1997                     % change from previous year
                                  = value at end of year...............    1,143
                                  less value at beginning..............    1,000
                                                                           -----
                                                                             143

Change                                  143
                                      -----   =   14.3%
Beginning Value                       1,000

                                                         Item 24.b. Exhibit (16)


                                  EQUITY SERIES

B SHARES

     Total Return from October 19, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 6.81 = 146.8429 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 146.8429 shares x 7.08= $1,039.65.

     Ending value of shares received from reinvestment of all dividends at NAV =
85.0489 shares x 7.08 = $602.15.

     Contingent deferred sales charge = 1,000 x .03 = $30.00.

Total ending redeemable value:                    1,039.65
                                                    602.15
                                                    (30.00)
                                                  ---------
                                                  1,611.80

Total Return:                          1,611.80 - 1,000 = 611.80
                                           611.80/1,000 = 61.18%

                                  ----------------------------------------------

Calendar 1996                     % change
                                  = value at end of year...............    1,134
                                  less value at beginning..............    1,000
                                                                           -----
                                                                             134

Change                                  134
                                      -----   =   13.4%
Beginning Value                       1,000

                                                         Item 24.b. Exhibit (16)


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, EQUITY SERIES


     Total Return of Security Equity Fund, Equity Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                    =             7.77%
                                                                        =====
                      1000 (1+T)1                         =          1,077.71
                           (1+T)1                         =           1.07771
                            1+T                           =           1.07771
                              T                           =            .07771

2.     Average total return for 5 years                   =            14.51%
                      1000 (1+T)5                         =          1,969.09
                           (1+T)5                         =           1.96909
                          ((1+T)5)1/5                     =      (1.96909)1/5
                            1+T                           =            1.1451
                              T                           =             .1451

3.     Average total return for 10 years                  =            13.33%
                                                                       ======
                      1000 (1+T)10                        =          3,494.28
                           (1+T)10                        =           3.49428
                          ((1+T)10)1/10                   =     (3.49428)1/10
                            1+T                           =            1.1333
                              T                           =             .1333

B SHARES

1.     Average total return for 1 year with CDSC          =             8.35%
                                                                        =====
                      1000 (1+T)1                         =          1,083.52
                           (1+T)1                         =         (1.08352)
                            1+T                           =           1.08352
                              T                           =             .0835

2.     Average total return since October 19, 1993 (inception) with CDSC
                                                          =            14.84%
                                                                       ======
                      1000 (1+T)3.4493                    =          1,611.79
                          ((1+T)3.4493 )1/3.4493          = (1.61179)1/3.4493
                            1+T                           =            1.1484
                              T                           =             .1484

                                                         Item 24.b. Exhibit (16)


                              SECURITY EQUITY FUND
                                  GLOBAL SERIES

A SHARES

     Total Return from October 1, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 94.2507 shares x 11.90 = $1,121.58

     Ending redeemable value of shares received from reinvestment of all dividends at NAV = 15.3793 x 11.90 = 183.01.

Total ending redeemable value:                    1,121.58
                                                    183.01
                                                  --------
                                                  1,304.59

Total Return:                          1,304.59 - 1,000 = 304.59
                                           304.59/1,000 = 30.46%

                                 -----------------------------------------------

Calendar 1996                    % change from previous year
                                 = value at end of year...............    1,127
                                 less value at beginning..............    1,000
                                                                          -----
                                                                            127

Change                                  127
                                      -----   =   +12.7%
Beginning Value                       1,000

                                                         Item 24.b. Exhibit (16)


                                  GLOBAL SERIES

B SHARES

     Total Return from October 19, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 9.96 = 100.402 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 100.402 shares x 11.66 = $1,170.69.

     Ending value of shares received from reinvestment of all dividends at NAV =
14.895 x 11.66 = $173.68.

Contingent deferred sales charge = 1,000 x .03 = $30.

Total ending redeemable value:                    1,170.69
                                                    173.68
                                               +    (30.00)
                                                  ---------
                                                  1,314.37

Total Return:                          1,314.37 - 1,000 = 314.37
                                         314.37/1,000 = 31.44%

                                 -----------------------------------------------

Calendar 1996                    % change
                                 = value at end of year...............    1,116
                                 less value at beginning..............    1,000
                                                                          -----
                                                                            116

Change                                 116
                                     -----   =   +11.6%
Beginning Value                      1,000

                                                         Item 24.b. Exhibit (16)


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, GLOBAL SERIES


     Total Return of Security Equity Fund, Global Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                 =               6.19 %
                                                                       ======
                      1000 (1+T)1                      =             1,061.86
                           (1+T)1                      =              1.06186
                            1+T                        =              1.06186
                              T                        =               .06186

2.     Average total return since October 1, 1993 (inception) with CDSC
                                                       =                7.99%
                                                                        =====
                      1000 (1+T)3                      =             1,259.27
                           (1+T)3                      =              1.25927
                          ((1+T)3)1/3                  =        (1.25927) 1/3
                            1+T                        =               1.0799
                               T                       =                .0799

B SHARES

1.     Average annual return for 1 year with CDSC      =                6.56%
                                                                        =====
                      1000 (1+T)1                      =             1,065.65
                           (1+T)1                      =              1.06565
                            1+T                        =              1.06565
                              T                        =                .0656

2.     Average total return since October 19, 1993 (inception) with CDSC
                                                       =                8.25%
                                                                        =====
                  1000 (1+T) 3.4493                    =             1,314.36
                      ((1+T)3.4493)1/3.4493            =    (1.31436)1/3.4493
                        1+T                            =               1.0825
                          T                            =                .0825

                                                         Item 24.b. Exhibit (16)


                              SECURITY EQUITY FUND
                             ASSET ALLOCATION SERIES

A SHARES

     Total Return from June 1, 1995, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 94.2507 shares x 11.19 = $1,054.67.

     Ending value of shares received from reinvestment of all dividends at NAV =
9.1333 x 11.19 = $102.20.

Total ending redeemable value:                    1,054.67
                                              +     102.20
                                                  --------
                                                  1,156.87

Total Return:                          1,156.87 - 1,000 = 156.87
                                         156.87/1,000 = 15.69%

                                  ----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                             ASSET ALLOCATION SERIES

B SHARES

     Total Return from June 1, 1995, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 100 shares x 11.12 = $1,110.00.

     Ending value of shares received from reinvestment of all dividends at NAV =
8.401 x 11.12 = $93.42

Contingent deferred sales charge = 1,000 x .04 = $40.

Total ending redeemable value:                    1,110.00
                                               +     93.42
                                                    (40.00)
                                                  ---------
                                                  1,163.42

Total Return:                          1,163.42 - 1,000 = 163.42
                                         163.42/1,000 = 16.34%

                                  ----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                           AVERAGE ANNUAL TOTAL RETURN
                FOR SECURITY EQUITY FUND, ASSET ALLOCATION SERIES


     Total Return of Security Equity Fund Asset Allocation Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                  =                3.22%
                                                                         =====
                  1000 (1+T) 1                          =             1,032.22
                       (1+T) 1                          =              1.03222
                        1+T                             =              1.03222
                          T                             =               .03222

2.     Average total return since June 1, 1995
          (inception)                                   =                8.27%
                                                                         =====
                  1000 (1+T)1.7506                      =             1,156.86
                       (1+T)1.7506)1/1.7506             =      (1.15686)1.7506
                        1+T                             =               1.0827
                          T                             =                .0827

B SHARES

1.     Average total return for 1 year                  =                3.41%
                                                                         =====
                  1000 (1+T) 1                          =             1,034.11
                       (1+T) 1                          =              1.03411
                        1+T                             =              1.03411
                          T                             =                .0341

2.     Average annual return since June 1, 1995 (inception) with CDSC
                                                        =                8.71%
                                                                         =====
                  1000 (1+T)1.7506                      =             1,165.42
                      ((1+T)1.7506)1/1.7506             =      (1.16542)1.7506
                        1+T                             =               1.0871
                          T                             =                .0871

                                                         Item 24.b. Exhibit (16)


                              SECURITY EQUITY FUND
                             SOCIAL AWARENESS SERIES

A SHARES

     Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
15.92 = 62.8141 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 62.8141 shares x 14.34 = $900.75.

Total ending redeemable value:                   900.75
                                            +       .00
                                             ----------
                                                 900.75

Total Return:                            900.75 - 1,000 = -99.25
                                           -99.25/1,000 = -9.925%


                                  ----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                             SOCIAL AWARENESS SERIES

B SHARES

     Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.00 = 66.6667 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 66.6667 shares x 14.29 = $952.67.

Contingent deferred sales charge = 952.67 x .05 = $47.63.

Total ending redeemable value:                      952.67
                                                    (47.63)
                                                    -------
                                                    905.04

Total Return:                            905.04 - 1,000 = 94.96
                                           -94.96/1,000 = -9.50%

                                  ----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                           AVERAGE ANNUAL TOTAL RETURN
                FOR SECURITY EQUITY FUND, SOCIAL AWARENESS SERIES


     Total Return of Security Equity Fund Social Awareness Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return since November 4, 1996
               (inception)                             =              -22.31%
                                                                       ======
                  1000 (1+T) .414                      =               900.75
                      ((1+T) .414) 1/.414              =      (900.75) 1/.414
                        1+T                            =                .7769
                          T                            =               -.2231

B SHARES

1.     Average total return since November 4, 1996 (inception) with CDSC
       (inception) with CDSC                           =              -21.42%
                                                                       ======
                  1000 (1+T) .414                      =               905.03
                      ((1+T) .414) 1/.414              =      (905.03) 1/.414
                        1+T                            =                .7858
                          T                            =               -.2142

                                                         Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND

                                  VALUE SERIES

A SHARES

Total Return from May 1, 1997, to August 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.61 = 94.25071 shares.

Ending value of initial investment at August 31, 1997, NAV price = 94.25071 shares x 12.26 = $1,155.51.

Total ending redeemable value:                 1,155.51
                                            +       .00
                                             ----------
                                               1,155.51

Total Return:                       1,155.51 - 1,000 = 155.51
                                      155.51 / 1,000 = 15.55%


                 -----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                                  VALUE SERIES

B SHARES

Total Return from May 1, 1997, to August 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.00 = 66.6667 shares.

Ending value of initial investment at August 31, 1997, NAV price = 100.00 shares x 12.23 = $1,223.00

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:                  1,223.00
                                              +  (50.00)
                                                --------
                                                1,173.00

Total Return:                          1,173.00 - 1,000 = 173.00
                                         173.00 / 1,000 = 17.30%


                 -----------------------------------------------

                                                         Item 24.b. Exhibit (16)


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, VALUE SERIES

Total Return of Security Equity Fund, Value Series, as of August 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.  Average total return since May 1, 1997 (inception)   =    +53.56%
                                                               =====

                  1000 (1+T) .3370                       =    1,155.51
                       ((1+T) .3370) 1/.3370             =    (1.15551) 1/.3370
                         1+T                             =     1.5356
                           T                             =      .5356

B SHARES

1.  Average total return since May 1, 1997 (inception) with CDSC
    (inception) with CDSC                                =    +60.56%
                  1000 (1+T) .3370                       =    1,173.00
                      ((1+T) .3370) 1/.3370              =    (1.17300) 1/.3370
                        1+T                              =     1.6056
                          T                              =      .6056